SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 25, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation
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               Delaware                                  52-1972128
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       (State of Incorporation)                (I.R.S. Employer Identification
                                                            No.)




7485 New Horizon Way, Frederick, Maryland                         21703
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         Address of principal executive offices                 (Zip Code)




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                                 (301) 846-8881



               Registrant's Telephone Number, including area code
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                      Norwest Asset Securities Corporation
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   (Former name, former address and former fiscal year, if changed since last report)





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ITEM 5.     Other Events

            On May 25, 2000, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2000-2, Class I-A-1, Class I-A-2, Class I-A-6, Class I-A-7, Class I-A-R, Class I-A-LR, Class I-A-PO, Class II-A-1, Class II-A-2, Class II-A-PO, Class A-3, Class A-4, Class A-5, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $263,471,383. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 25, 2000, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2000-2, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, having an aggregate initial principal balance of $1,962,274.64 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.26% undivided interest in a trust fund (the "Trust Estate"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. Some of the mortgage loans were originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of Wells Fargo Home Mortgage, Inc. and of the employees of various non-participant employers. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

            An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class I-A-1, Class I-A-2, Class I-A-6, Class I-A-7, Class I-A-PO, Class II-A-1, Class II-A-2, Class II-A-PO, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates and each Component of the Class A-3, Class A-4 and Class A-5 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class I-A-R and Class I-A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.


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ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
------------------                       ---------------------------------------
            (EX-4)                       Pooling and Servicing Agreement,  dated
                                         as of May 25,  2000,  among Wells Fargo
                                         Asset Securities  Corporation,  Norwest
                                         Bank Minnesota,  National  Association,
                                         United  States  Trust  Company  of  New
                                         York,  as  trustee,   and  First  Union
                                         National Bank, as trust administrator.





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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                          CORPORATION

May 25, 2000

                                       /s/ Alan McKenney
                                       -----------------------------------------
                                       Alan McKenney
                                       Vice President


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                                INDEX TO EXHIBITS


                                                                Paper (P) or
Exhibit No.                 Description                         Electronic (E)
-----------                 -----------                         --------------

(EX-4)                      Pooling and Servicing Agreement,    E
                            dated as of May 25, 2000 among
                            Wells Fargo Asset Securities
                            Corporation, Norwest Bank
                            Minnesota, National Association,
                            United States Trust Company of New
                            York, as trustee, and First Union
                            National Bank, as trust
                            administrator.